UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 18, 2011

SPAN-AMERICA MEDICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

South Carolina	0-11392	57-0525804
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

70 Commerce Center, Greenville, South Carolina	29615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(864) 288-8877

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Company’s Current Report on Form 8-K dated February 18, 2011 and filed with the Commission on February 24, 2011.

Item 5.07.  Submission of Matters to a Vote of Security Holders

On March 9, 2011, our stock transfer agent, who also served as our inspector of elections at the Company’s Annual Meeting of Shareholders held on February 18, 2011, notified us that they had discovered errors in the initial vote count on the non-binding advisory vote at the meeting on how often a non-binding advisory “say-on-pay” vote should be included in the matters to be voted on at future annual meetings of the Company’s shareholders, that they had recounted the votes and that the correct voting results on that matter are as follows:

Matter	Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
Frequency of Say-on-Pay	638,715	717,096	50,773	3,574	932,828

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPAN-AMERICA MEDICAL SYSTEMS, INC.
(Registrant)

Date: March 11, 2011	By:	/s/ Richard C. Coggins
Richard C. Coggins
Chief Financial Officer